Exhibit 99.1
News Release

M.D.C. HOLDINGS ANNOUNCES 2023 FOURTH QUARTER AND FULL YEAR RESULTS

DENVER, COLORADO, Tuesday, January 30, 2024. M.D.C. Holdings, Inc. (NYSE: MDC), announced results for the quarter and full year ended December 31, 2023. As previously announced on January 18, 2024, MDC has entered into a definitive agreement to be acquired by a wholly-owned subsidiary of Sekisui House in an all-cash transaction (the "Merger"). Consummation of the Merger is subject to shareholder approval, regulatory approval and completion of other customary closing conditions.

About MDC
M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have helped more than 240,000 homebuyers achieve the American Dream since 1977. One of the largest homebuilders in the nation, MDC is committed to quality and value that is reflected in each home its subsidiaries build. The Richmond American companies have operations in Alabama, Arizona, California, Colorado, Florida, Idaho, Maryland, Nevada, New Mexico, Oregon, Pennsylvania, Tennessee, Texas, Utah, Virginia and Washington. Mortgage lending, insurance and title services are offered by the following MDC subsidiaries, respectively: HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company. M.D.C. Holdings, Inc. stock is traded on the New York Stock Exchange under the symbol “MDC.” For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including orders addressing the COVID-19 pandemic, the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-K for the year ended December 31, 2023, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements are made as of their date, and the risk that actual results will differ materially from expectations expressed will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:    Derek R. Kimmerle
    Vice President and Chief Accounting Officer
    1-866-424-3395
IR@mdch.com

M.D.C. HOLDINGS, INC.
Consolidated Statements of Operations and Comprehensive Income
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022

	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$1,309,760	$1,487,279	$4,520,296	$5,586,264
Home cost of sales	(1,062,125)	(1,170,989)	(3,684,487)	(4,214,379)
Inventory impairments	(2,200)	(92,800)	(29,700)	(121,875)
Total cost of sales	(1,064,325)	(1,263,789)	(3,714,187)	(4,336,254)
Gross profit	245,435	223,490	806,109	1,250,010
Selling, general and administrative expenses	(126,862)	(131,797)	(429,894)	(536,395)
Interest and other income	21,755	7,046	73,567	10,843
Other income (expense), net	(637)	(4,258)	350	(32,991)
Homebuilding pretax income	139,691	94,481	450,132	691,467

Financial Services:
Revenues	36,696	32,262	122,570	131,723
Expenses	(16,712)	(16,887)	(62,942)	(71,327)
Other income (expense), net	4,603	3,364	16,345	7,991
Financial services pretax income	24,587	18,739	75,973	68,387

Income before income taxes	164,278	113,220	526,105	759,854
Provision for income taxes	(44,771)	(33,444)	(125,100)	(197,715)
Net income	$119,507	$79,776	$401,005	$562,139

Other comprehensive income net of tax:
Unrealized gain related to available-for-sale debt securities	$(40)	$—	$51	$—
Other comprehensive income	(40)	—	51	—
Comprehensive income	$119,467	$79,776	$401,056	$562,139

Earnings per share:
Basic	$1.60	$1.11	$5.42	$7.87
Diluted	$1.56	$1.08	$5.29	$7.67

Weighted average common shares outstanding:
Basic	74,216,586	71,646,237	73,505,508	71,035,558
Diluted	76,126,163	73,179,135	75,357,965	72,943,844

Dividends declared per share	$0.55	$0.50	$2.10	$2.00

M.D.C. HOLDINGS, INC.
Consolidated Balance Sheets
(Unaudited)

	December 31, 2023	December 31, 2022

	(Dollars in thousands, except per share amounts)
ASSETS
Homebuilding:
Cash and cash equivalents	$1,475,964	$696,075
Restricted cash	4,094	3,143
Marketable securities	—	443,712
Trade and other receivables	119,004	116,364
Inventories:
Housing completed or under construction	1,881,268	1,722,061
Land and land under development	1,419,778	1,793,718
Total inventories	3,301,046	3,515,779
Property and equipment, net	82,218	63,730
Deferred tax assets, net	38,830	49,252
Prepaids and other assets	76,036	70,007
Total homebuilding assets	5,097,192	4,958,062
Financial Services:
Cash and cash equivalents	162,839	17,877
Marketable securities	78,250	117,388
Mortgage loans held-for-sale, net	258,212	229,513
Other assets	34,592	40,432
Total financial services assets	533,893	405,210
Total Assets	$5,631,085	$5,363,272
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$114,852	$109,218
Accrued and other liabilities	326,478	383,406
Revolving credit facility	10,000	10,000
Senior notes, net	1,483,404	1,482,576
Total homebuilding liabilities	1,934,734	1,985,200
Financial Services:
Accounts payable and accrued liabilities	113,485	110,536
Mortgage repurchase facility	204,981	175,752
Total financial services liabilities	318,466	286,288
Total Liabilities	2,253,200	2,271,488
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 250,000,000 shares authorized; 74,661,479 and 72,585,596 issued and outstanding at December 31, 2023 and December 31, 2022, respectively	747	726
Additional paid-in-capital	1,824,434	1,784,173
Retained earnings	1,552,653	1,306,885
Accumulated other comprehensive income	51	—
Total Stockholders' Equity	3,377,885	3,091,784
Total Liabilities and Stockholders' Equity	$5,631,085	$5,363,272

M.D.C. HOLDINGS, INC.
Consolidated Statement of Cash Flows
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022

	(Dollars in thousands)
Operating Activities:
Net income	$119,507	$79,776	$401,005	$562,139
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	9,110	10,637	23,468	60,985
Depreciation and amortization	7,683	7,088	25,553	27,751
Inventory impairments	2,200	92,800	29,700	121,875
Project abandonment costs	918	4,371	(45)	33,129
Amortization of discount of marketable debt securities	(4,809)	(3,208)	(29,673)	(4,290)
Deferred income tax expense	7,800	(27,130)	10,408	(31,310)
Net changes in assets and liabilities:
Trade and other receivables	(22,993)	(2,463)	21,986	(21,784)
Mortgage loans held-for-sale, net	(93,958)	(38,680)	(28,699)	53,016
Housing completed or under construction	39,035	505,348	(163,877)	186,265
Land and land under development	(106,658)	(75,662)	349,783	(95,402)
Prepaids and other assets	(789)	39,786	(3,886)	31,736
Accounts payable and accrued liabilities	(18,565)	(30,970)	(74,093)	(18,464)
Net cash provided by (used in) operating activities	(61,519)	561,693	561,630	905,646

Investing Activities:
Purchases of marketable securities	(77,979)	(365,684)	(1,166,412)	(656,810)
Maturities of marketable securities	430,000	100,000	1,679,000	100,000
Purchases of property and equipment	(28,265)	(7,646)	(43,145)	(29,075)
Net cash provided by (used in) investing activities	323,756	(273,330)	469,443	(585,885)

Financing Activities:
Advances on mortgage repurchase facility, net	59,511	(20,462)	29,229	(80,548)
Dividend payments	(41,065)	(35,632)	(155,237)	(142,417)
Payments of deferred debt issuance costs	(36)	—	(36)	—
Issuance of shares under stock-based compensation programs, net	(39)	28,385	20,773	16,840
Net cash provided by (used in) financing activities	18,371	(27,709)	(105,271)	(206,125)

Net increase in cash, cash equivalents and restricted cash	280,608	260,654	925,802	113,636
Cash, cash equivalents and restricted cash:
Beginning of period	1,362,289	456,441	717,095	603,459
End of period	$1,642,897	$717,095	$1,642,897	$717,095

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$1,475,964	$696,075	$1,475,964	$696,075
Restricted cash	4,094	3,143	4,094	3,143
Financial Services:
Cash and cash equivalents	162,839	17,877	162,839	17,877
Total cash, cash equivalents and restricted cash	$1,642,897	$717,095	$1,642,897	$717,095

New Home Deliveries

	Three Months Ended December 31,
	2023			2022			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price

	(Dollars in thousands)
West	1,397	$778,410	$557.2	1,308	$756,109	$578.1	7%	3%	(4)%
Mountain	561	336,220	599.3	756	492,850	651.9	(26)%	(32)%	(8)%
East	442	195,130	441.5	490	238,320	486.4	(10)%	(18)%	(9)%
Total	2,400	$1,309,760	$545.7	2,554	$1,487,279	$582.3	(6)%	(12)%	(6)%

	Year Ended December 31,
	2023			2022			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price

	(Dollars in thousands)
West	4,821	$2,624,373	$544.4	5,234	$3,024,056	$577.8	(8)%	(13)%	(6)%
Mountain	2,028	1,267,586	625.0	2,616	1,689,376	645.8	(22)%	(25)%	(3)%
East	1,379	628,337	455.6	1,860	872,832	469.3	(26)%	(28)%	(3)%
Total	8,228	$4,520,296	$549.4	9,710	$5,586,264	$575.3	(15)%	(19)%	(5)%

Net New Orders

	Three Months Ended December 31,
	2023				2022				% Change
	Homes	Dollar Value	Average Price [1]	Monthly Absorption Rate [2]	Homes	Dollar Value	Average Price [1]	Monthly Absorption Rate [2]	Homes	Dollar Value	Average Price	Monthly Absorption Rate

	(Dollars in thousands)
West	827	$457,532	$553.2	1.96	155	$67,710	$436.8	0.39	434%	576%	27%	406%
Mountain	372	219,867	591.0	2.29	(37)	(25,924)	700.6	(0.24)	N/A	N/A	N/A	N/A
East	316	138,770	439.1	2.79	72	32,649	453.5	0.64	339%	325%	(3)%	333%
Total	1,515	$816,169	$538.7	2.17	190	$74,435	$391.8	0.29	697%	996%	38%	660%
1 Gross order average selling price for the three months ended December 31, 2023 decreased approximately 2% year-over-year to $543,000.

	Year Ended December 31,
	2023				2022				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate [2]	Homes	Dollar Value	Average Price	Monthly Absorption Rate [2]	Homes	Dollar Value	Average Price	Monthly Absorption Rate

	(Dollars in thousands)
West	4,202	$2,399,987	$571.2	2.51	2,909	$1,735,202	$596.5	2.01	44%	38%	(4)%	25%
Mountain	1,657	1,004,360	606.1	2.50	1,157	788,734	681.7	1.85	43%	27%	(11)%	35%
East	1,285	578,427	450.1	2.85	978	489,946	501.0	2.25	31%	18%	(10)%	27%
Total	7,144	$3,982,774	$557.5	2.57	5,044	$3,013,882	$597.5	2.02	42%	32%	(7)%	27%
2 Calculated as total net new orders in period ÷ average active communities during period ÷ number of months in period

Active Subdivisions

				Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Year Ended
	December 31,		%	December 31,		%	December 31,		%
	2023	2022	Change	2023	2022	Change	2023	2022	Change
West	138	134	3%	141	133	5%	140	120	17%
Mountain	53	53	—%	54	51	6%	55	52	6%
East	35	38	(8)%	38	37	1%	38	36	6%
Total	226	225	—%	233	222	5%	233	208	12%

Backlog

	December 31,
	2023			2022			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price

	(Dollars in thousands)
West	1,272	$789,317	$620.5	1,891	$1,049,805	$555.2	(33)%	(25)%	12%
Mountain	344	237,154	689.4	715	515,460	720.9	(52)%	(54)%	(4)%
East	274	130,524	476.4	368	187,629	509.9	(26)%	(30)%	(7)%
Total	1,890	$1,156,995	$612.2	2,974	$1,752,894	$589.4	(36)%	(34)%	4%

Homes Completed or Under Construction (WIP lots)

	December 31,		%
	2023	2022	Change
Unsold:
Completed	339	396	(14)%
Under construction	2,709	1,063	155%
Total unsold started homes	3,048	1,459	109%
Sold homes under construction or completed	1,812	2,756	(34)%
Model homes under construction or completed	542	555	(2)%
Total homes completed or under construction	5,402	4,770	13%

Lots Owned and Optioned (including homes completed or under construction)

	December 31, 2023			December 31, 2022
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	9,957	1,186	11,143	12,667	687	13,354	(17)%
Mountain	5,038	1,088	6,126	5,398	1,561	6,959	(12)%
East	3,004	2,142	5,146	3,534	1,455	4,989	3%
Total	17,999	4,416	22,415	21,599	3,703	25,302	(11)%

Selling, General and Administrative Expenses

	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	Change	2023	2022	Change

	(Dollars in thousands)
General and administrative expenses	$62,665	$66,614	$(3,949)	$203,878	$292,349	$(88,471)
General and administrative expenses as a percentage of home sale revenues	4.8%	4.5%	30 bps	4.5%	5.2%	-70 bps
Marketing expenses	$26,199	$25,308	$891	$96,807	$103,330	$(6,523)
Marketing expenses as a percentage of home sale revenues	2.0%	1.7%	30 bps	2.1%	1.8%	30 bps
Commissions expenses	$37,998	$39,875	$(1,877)	$129,209	$140,716	$(11,507)
Commissions expenses as a percentage of home sale revenues	2.9%	2.7%	20 bps	2.9%	2.5%	40 bps
Total selling, general and administrative expenses	$126,862	$131,797	$(4,935)	$429,894	$536,395	$(106,501)
Total selling, general and administrative expenses as a percentage of home sale revenues	9.7%	8.9%	80 bps	9.5%	9.6%	-10 bps

Capitalized Interest

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022

	(Dollars in thousands)
Homebuilding interest incurred	$17,515	$17,419	$69,901	$69,450
Less: Interest capitalized	(17,515)	(17,419)	(69,901)	(69,450)
Homebuilding interest expensed	$—	$—	$—	$—

Interest capitalized, beginning of period	$65,428	$63,583	$59,921	$58,054
Plus: Interest capitalized during period	17,515	17,419	69,901	69,450
Less: Previously capitalized interest included in home and land cost of sales	(18,284)	(21,081)	(65,163)	(67,583)
Interest capitalized, end of period	$64,659	$59,921	$64,659	$59,921